UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2017

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2500, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2017, Dominic Spencer, Triangle Petroleum Corporation’s (the “Company”) Chief Operating Officer, resigned from the Company to pursue other career opportunities.

Item 8.01 Other Events.

On March 28, 2017, the Company reported that it received a delisting notice from the NYSE MKT. The Company’s common stock is currently trading on the OTC Pink under the ticker symbol “TPLM”. The Company can provide no assurance that its common stock will continue to trade on this marketplace, whether broker-dealers will continue to agree to provide public quotes of the Company's common stock on this marketplace, or whether the trading volume of the Company's common stock will be sufficient to provide for an efficient trading market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Ryan McGee
Ryan McGee
General Counsel